Exhibit 99.1

PAVmed Subsidiary Lucid Diagnostics Expands Commercial Leadership Team

Four new senior executives will support growth strategy focused on multi-channel EsoGuard commercialization

NEW YORK, May 6, 2021 (GLOBE NEWSWIRE) — PAVmed Inc. (Nasdaq: PAVM, PAVMZ) (“PAVmed” or the “Company”), a highly differentiated, multi-product, commercial-stage medical technology company, today announced that its major subsidiary Lucid Diagnostics Inc. (“Lucid” or the “Company”) has substantially expanded its commercial leadership team, adding four senior industry veterans to support one pillar of its growth strategy focused on expanding commercialization of its EsoGuard® Esophageal DNA Test across multiple channels.

“Shaun O’Neil, our Chief Commercial Officer, and I are delighted to welcome four new members of our commercial leadership team,” said Lishan Aklog M.D., Lucid’s Executive Chairman and PAVmed’s Chairman and Chief Executive Officer. “Each of these highly experienced professionals will play a critical role in helping us execute our recently announced growth strategy, which expands the commercialization of our groundbreaking EsoGuard diagnostic test across multiple channels by targeting primary care physicians and consumers in addition to GI specialists.”

“Messrs. Rubano, Ridge, Denney and Wickern bring over seventy-five years of collective commercial experience, each with specific skills and expertise directly relevant to our ongoing EsoGuard commercialization efforts, including in sales and marketing, sales training, market access, reimbursement and payor coverage,” Dr. Aklog continued.

John Rubano – Director of Sales

Mr. Rubano brings two decades of sales and marketing experience, the majority in the medical device industry. He has held various leadership roles in which he was responsible for building high performance sales teams, commercializing disruptive medical technologies, including the market leading Barrx technology to treat dysplastic Barrett’s Esophagus, an esophageal precancer. Most notably, he spent over a decade in the gastroenterology space at Medtronic and Barrx Medical (acquired by Covidien and subsequently acquired by Medtronic) where he was a perennial recipient of sales performance awards. He previously specialized in endoluminal interventions and diagnostics at Boston Scientific Endourology.

Mr. Rubano will oversee a growing Lucid team of full-time regional sales managers and independent sales representatives who currently call on GI specialists. He will lead the expansion of Lucid’s sales team to include two groups of full-time territory managers, one calling on GI specialists and the other on primary care physicians. He will work closely with the executive leadership team as Lucid builds its own network of EsoCheck testing sites to accommodate EsoGuard referrals from primary care physicians and patient self-referrals.

John Ridge – VP, Market Access and Reimbursement

Mr. Ridge brings twenty-five years of experience as a leader in the complex area of market access and reimbursement for diagnostic tests, with a proven track record of success securing insurance reimbursement and driving revenue. He notably served as Senior Director of Reimbursement and Managed Care at Exact Sciences at an important period during which he secured coding, payment, and coverage for its Cologuard early cancer detection test, including through the CMS and FDA Parallel Review Process. He had similar success in senior-level positions at multiple other companies including at Roche Diagnostics, Ventana Medical Systems and WL Gore. He is an acknowledged expert in his area, having published and lectured extensively on reimbursement and market access across the U.S.

Mr. Ridge will oversee EsoGuard market access and reimbursement activities at a similarly important period for Lucid which recently secured effective CMS payment of $1938.01 and awaits CMS local coverage determination. He will also leverage his experience by advancing the important task of securing EsoGuard private payor insurance payment and coverage. He will lead Lucid’s first advisory board meeting of private payor medical directors scheduled for later this month.

Brian Denney – National Sales Training Manager

Mr. Denney brings over two decades of experience in medical device sales and sales training, including over a decade in the gastroenterology space. He notably served as an area sales director and national sales training manager at CDx Diagnostics, which markets the widely utilized WATS3D device, a proprietary upper GI endoscopic tool to enhance the diagnosis of Barrett’s Esophagus. He had previously led training of large sales teams at multiple other companies including EndoChoice, Baxter and J&J-Synthes.

Mr. Denney oversees sales training of Lucid’s rapidly expanding full-time and independent sales teams. He also serves as Lucid’s Central regional business manager.

Paul Wickern – Strategic Accounts Manager

Mr. Wickern brings over a decade of experience in gastroenterology sales. He also comes to Lucid from CDx Diagnostics, where he served as a regional sales manager and grew WATS3D device sales in his region over 700% in just over two years. He previously served in sales roles at Cogentix Medical and one of its predecessors, Vision Sciences, a transnasal endoscopy company, where he won multiple awards for sales performance in his territory. Mr. Wickern also brings a strong clinical perspective to his role having served as a surgical tech earlier in his career, assisting in thousands of oncology procedures.

Mr. Wickern serves as Lucid’s Strategic Account Manager overseeing the targeting, opening and support of major strategic accounts across the U.S. He also serves as regional business manager covering Texas and surrounding states.

About PAVmed and Lucid

PAVmed Inc. is a highly differentiated, multi-product, commercial-stage medical technology company with a diversified product pipeline addressing unmet clinical needs encompassing a broad spectrum of clinical areas with attractive regulatory pathways and market opportunities. Its major subsidiary, Lucid Diagnostics Inc., markets the first and only commercial tools for widespread early detection of esophageal precancer and cancer – the EsoGuard® Esophageal DNA Test and EsoCheck® Esophageal Cell Collection Device. Its GI Health division also includes the complementary EsoCure™ Esophageal Ablation Device with Caldus™ Technology. Its Minimally Invasive Interventions markets its CarpX® Minimally Invasive Device for Carpal Tunnel Syndrome. Other divisions include Infusion Therapy (PortIO™ Implantable Intraosseus Vascular Access Device and NextFlo™ Intravenous Infusion Set), and Emerging Innovations (non-invasive laser-based glucose monitoring, pediatric ear tubes, and mechanical circulatory support). For more information, please visit www.pavmed.com, follow us on Twitter, connect with us on LinkedIn, and watch our videos on YouTube. For more information on our majority owned subsidiary, Lucid Diagnostics Inc., please visit www.luciddx.com, follow Lucid on Twitter, and connect with Lucid on LinkedIn. For detailed information on EsoGuard, please visit www.EsoGuard.com and follow us on Twitter, Facebook and Instagram.

Forward-Looking Statements

This press release includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of PAVmed’s management, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. Risks and uncertainties that may cause such differences include, among other things, volatility in the price of PAVmed’s common stock, Series W Warrants and Series Z Warrants; general economic and market conditions; the uncertainties inherent in research and development, including the cost and time required advance PAVmed’s products to regulatory submission; whether regulatory authorities will be satisfied with the design of and results from PAVmed’s preclinical studies; whether and when PAVmed’s products are cleared by regulatory authorities; market acceptance of PAVmed’s products once cleared and commercialized; our ability to raise additional funding and other competitive developments. PAVmed has not yet received clearance from the FDA or other regulatory body to market many of its products. The Company has been monitoring the COVID-19 pandemic and its impact on our business. The Company expects the significance of the COVID-19 pandemic, including the extent of its effect on the Company’s financial and operational results, to be dictated by, among other things, the success of efforts to contain it and the impact of actions taken in response. New risks and uncertainties may arise from time to time and are difficult to predict. All of these factors are difficult or impossible to predict accurately and many of them are beyond PAVmed’s control. For a further list and description of these and other important risks and uncertainties that may affect PAVmed’s future operations, see Part I, Item IA, “Risk Factors,” in PAVmed’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, as the same may be updated in Part II, Item 1A, “Risk Factors” in any Quarterly Report on Form 10-Q filed by PAVmed after its most recent Annual Report. PAVmed disclaims any intention or obligation to publicly update or revise any forward-looking statement to reflect any change in its expectations or in events, conditions, or circumstances on which those expectations may be based, or that may affect the likelihood that actual results will differ from those contained in the forward-looking statements.

Contacts:

Investors

Mike Havrilla

Director of Investor Relations

(814) 241-4138

JMH@PAVmed.com

Media

Shaun O’Neil

Chief Commercial Officer

(518) 812-3087

SMO@PAVmed.com

Jim Heins / Katie Gallagher

LaVoieHealthScience

(646) 491-7042 / (617) 792-3937

PAVmed@lavoiehealthscience.com